BUFFALO®
FUNDS

Buffalo Micro Cap Fund

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Prospectus

May 20, 2004

1

Prospectus	May 20, 2004

Buffalo Micro Cap Fund	INVESTMENT ADVISOR AND MANAGER (the “Advisor”):
KORNITZER CAPITAL MANAGEMENT, INC.
Shawnee Mission, Kansas

DISTRIBUTED BY:
Quasar Distributors, LLC
Milwaukee, Wisconsin

2

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGY

The investment objective for the Buffalo Micro Cap Fund (the “Fund”) is long-term growth of capital.

To pursue its investment objective, the Fund invests, under normal market conditions, at least 80% of its net assets in domestic common stocks and other equity securities (including convertible preferred stocks) of micro-capitalization (micro-cap) companies. Common stocks are equity securities that represent shares of ownership of a company. Convertible preferred stocks are preferred stocks (or equity securities that often pay dividends and have preferences over common stocks in dividend payments and liquidation of assets) that may be converted into or exchanged for common stock of the same issuer under certain circumstances. The Fund considers a company to be a micro-cap company if, at time of purchase by the Fund, it has a market capitalization (the total market value of the company’s outstanding stock) less than or equal to (1) $600 million, or (2) the median capitalization of companies in the Russell 2000 Index, whichever is greater. The capitalization of companies within the Russell 2000 Index changes due to market conditions and changes with the composition of the Russell 2000 Index. As of April 30, 2004, the median capitalization of companies in the Russell 2000 Index was approximately $485 million.

In its selection process for the Fund, the Advisor seeks to identify a broad mix of micro-cap companies across many industries that are expected to benefit from long-term industry, technological and other trends. The Advisor also selects securities based on 1) fundamental analysis of industries and the economic cycle, 2) company-specific analysis such as product cycles and quality of management, and 3) rigorous valuation analysis.

The Fund does not intend to invest in foreign securities directly, but may invest up to 25% of its net assets in sponsored or unsponsored American Depositary Receipts (“ADRs”), which are securities of foreign companies that are denominated in U.S. Dollars. As a purchaser of unsponsored ADRs, the Fund may not have unlimited voting rights and may not receive as much information about the issuer of the underlying securities as with a sponsored ADR. The Fund presently expects to limit its investments in ADRs to less than 10% of net assets.

Based on the Advisor’s analysis of the size of the micro-cap market, liquidity and other issues, the Fund expects to close to new investors when it reaches approximately $250 million in total assets. If the Fund closes to new investors, the Fund’s Board of Trustees will review, on at least a semi-annual basis, market conditions and other factors presented by the Advisor in order to determine whether to reopen the Fund to new investors.

Investment Style and Turnover -- The Advisor normally does not engage in active or frequent trading of the Fund’s investments. Instead, the Advisor’s general strategy of purchasing securities for the Fund based upon what the Advisor believes are long-term trends tends to reduce turnover of the Fund’s holdings. This strategy helps reduce the impact of trading costs and tax consequences associated with high portfolio turnover, such as increased brokerage commissions and a greater amount of distributions being made as ordinary income rather than capital gains. The Advisor may sell the Fund’s investments for a variety of reasons, such as to secure gains, limit losses or reinvest in more promising investment opportunities.

Temporary Investments -- The Fund intends to hold a small percentage of cash or high quality, short-term debt obligations and money market instruments for reserves to cover redemptions and unanticipated expenses. There may be times, however, when the Fund may respond to adverse market, economic, political or other considerations by investing up to 100% of its assets in high quality, short-term debt securities or other defensive investments for temporary investment purposes. During those times, the Fund may not achieve its investment objective and, instead, will focus on preserving your investment. To the extent the Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

Changes in Objectives and Policies -- The objective, strategies and policies described above may be changed by the Fund’s Board of Trustees without shareholder approval. However, the Fund will not change its investment policy of investing at least 80% of its net assets in equity securities of micro-cap companies, without first providing shareholders with at least 60 days prior notice.

3

PRINCIPAL RISK FACTORS

Market Risks -- Equity securities are subject to market, economic and business risks that will cause their prices to fluctuate over time. The Fund’s share price will go up and down in value as the equity markets change. Stock markets can be volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. As with any mutual fund, there is a risk that you could lose money by investing in the Fund.

Management Risks -- The Fund’s success depends largely on the Advisor’s ability to select favorable investments. Different types of investments shift in and out of favor depending on market and economic conditions. For example, at various times stocks will be more or less favorable than bonds and small company stocks will be more or less favorable than large company stocks. Because of this, the Fund will perform better or worse than other types of funds depending on what is in “favor.” In addition, there is the risk that the strategies, research or analysis techniques used by the Advisor and/or the Advisor’s security selection may fail to produce the intended result.

Micro-Capitalization Company Risks -- The Fund will invest in micro-cap companies. Generally, small, less seasoned companies have more potential for rapid growth. They also often involve greater risk than larger companies, and these risks are passed on to the Fund. Micro-cap companies will likely not have the management experience, financial resources, product diversification and competitive strengths of larger companies, and will be more vulnerable to adverse business or economic developments in the market as a whole. The value of securities of micro-cap companies, therefore, tends to be more volatile than the value of securities of larger, more established companies.

Micro-cap company stocks also tend to be bought and sold less often and in smaller amounts than other stocks, making them less liquid than other securities. If the Fund wants to sell a large quantity of a micro-cap company’s stock, it may have to sell at a lower price than the Advisor might prefer, or it may have to sell in smaller than desired quantities over a period of time. Given these risks, an investment in the Fund may be more suitable for long-term investors, who are willing to bear the risk of these fluctuations.

Technology Company Risks -- The Fund may at times invest a significant amount of its assets (more than 25%) in technology companies, since many technology companies are currently considered micro-cap companies. Although technology companies are found among a broad range of industries, common among technology companies is that they often face unusually high price volatility, both in terms of gains and losses. To the extent that the Fund makes investments in such companies, its share price is likely to be more volatile. The potential for wide variations in performance is based on the special risks common to technology companies. For example, products or services that first appear promising may not prove commercially successful or may quickly become obsolete. Earnings disappointments can result in sharp price declines. In addition, technology companies can be affected by competition from new market entrants as well as developing government regulations and policies. Given these risks, an investment in the Fund may be more suitable for long-term investors, who are willing to withstand the Fund’s potential for volatility.

International Risks -- The Fund may gain international exposure through the purchase of sponsored or unsponsored ADRs, which are securities of foreign companies that are denominated in U.S. Dollars. ADRs are subject to similar risks as other types of foreign investments, such as currency fluctuation or political instability. In addition, foreign investments may not be subject to the same uniform accounting, auditing, or financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers. Unsponsored ADRs held by the Fund are frequently under no obligation to distribute shareholder communications received from the underlying issuer. For this and other reasons, there is less information available about unsponsored ADRs than sponsored ADRs. Unsponsored ADRs are also not obligated to pass through voting rights to the Fund.

PAST PERFORMANCE

This Prospectus does not include performance information because the Fund has only recently commenced operations. Once the Fund has been in operation for at least a full calendar year, this Prospectus will include a bar chart of annual total returns and a performance table of average annual total returns for the Fund.

4

FEES & EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. Because the Fund’s shares were not offered prior to the date of this Prospectus, the “Other Expenses” figure shown below reflects estimated expenses expected to be incurred for the fiscal period ending March 31, 2005.

Buffalo Micro Cap Fund
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee*	2.00%†
Exchange Fee	None
* A $15 fee is imposed for redemptions by wire.
† If you redeem or exchange shares of the Fund within 180 days of purchase, you will be charged a 2.00% redemption fee.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	1.45%
Distribution (12b-1) Fees	None
Other Expenses	0.11%

Total Annual Fund Operating Expenses	1.56%

FEE EXAMPLE

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years

$158	$491

MANAGEMENT AND INVESTMENT ADVISOR

Kornitzer Capital Management, Inc., (“KCM” or the “Advisor”) is the manager and investment advisor for the Fund. KCM was founded in 1989. In addition to managing and advising the Buffalo Funds, KCM provides investment advisory services to a broad variety of individual, corporate and other institutional clients. As manager, KCM provides or pays the cost of all management, supervisory and administrative services required in the normal operation of the Fund. This includes investment management and supervision; fees of the custodian, independent auditors and legal counsel; fees and expenses of officers, trustees and other personnel; rent; shareholder services; and other items incidental to corporate administration. As compensation for KCM’s services, the Fund pays KCM a fee each month at the annual rate of 1.45% of the Fund’s average daily net assets. KCM is located at 5420 West 61st Place, Shawnee Mission, Kansas 66205.

Operating expenses not required in the normal operation of the Fund are payable by the Fund. These expenses include taxes, interest, governmental charges and fees, including registration of the Fund with the Securities and Exchange Commission and the various states, brokerage costs, dues, and all extraordinary costs including expenses arising out of anticipated or actual litigation or administrative proceedings.

5

KCM manages the Fund with a team of four co-lead portfolio managers supported by an experienced investment analysis and research staff. Kent Gasaway joined KCM in 1991 and is a Chartered Financial Analyst with more than 21 years of research and management experience. Previously, Mr. Gasaway spent 10 years with Waddell & Reed Mutual Funds Group. He holds a B.S. in Business Administration from Kansas State University. Mr. Gasaway also serves as co-lead manager of the Buffalo Small Cap, Mid Cap, Large Cap and USA Global Funds and as lead manager of the Buffalo High Yield Fund. Bob Male is a Chartered Financial Analyst and has more than 15 years of investment research experience. Prior to joining KCM in 1997, he was a senior equity securities analyst with the USAA Investment Management Co. mutual fund group in San Antonio, Texas. He holds a B.S. in Business Administration from the University of Kansas and an MBA from Southern Methodist University. Mr. Male also serves as co-lead manager of the Buffalo Small Cap, Mid Cap, Large Cap and USA Global Funds. Grant P. Sarris jointed KCM in 2003 and is a Chartered Financial Analyst. He holds a B.A. from the University of Wisconsin and an MBA from the University of Minnesota. Prior to joining KCM, he was with Waddell & Reed in Overland Park, Kansas for 12 years. He served as both a Senior Vice President and as a portfolio manager from 2002-2003 and portfolio manager from 1997-2002. Mr. Sarris also serves as co-lead manager of the Buffalo Small and Mid Cap Funds. Jonathan Angrist joined KCM in 2004 with more than 10 years of investment management and consulting experience. Previously, Mr. Angrist spent 6 years as a private equity investment professional at the leveraged buyout firm Harvest Partners, Inc., serving most recently as a Principal. He holds a B.S. and an MBA from Tulane University.

FINANCIAL HIGHLIGHTS

The Fund has recently commenced operations. Therefore, there are no financial highlights available at this time.

HOW TO PURCHASE SHARES

In addition to the Buffalo Micro Cap Fund, the Buffalo Funds also offer other mutual funds under a separate Prospectus. Please call 1-800-49-BUFFALO (1-800-492-8332) or visit the Buffalo Funds’ web site at www.buffalofunds.com for more information.

No Load Fund
  There are no sales commissions or Rule 12b-1 distribution fees charged to invest in the Fund.
How to Buy Shares

To make an initial purchase, your purchase order must be received by the Fund in “good order.” “Good order” means that your purchase includes (1) a completed account application or investment stub, (2) the dollar amount of shares to be purchased, and (3) a check payable to U.S. Bank, N.A., which indicates your investment in the Buffalo Micro Cap Fund (see chart on page 13 for details on making investments in the Fund). In general, you may purchase shares of the Fund as indicated below.
  By phone, Internet, mail or wire;
  Through Automatic Monthly Investments;
  Through exchanges from another Buffalo Fund not offered in this Prospectus; and,
  Cashier’s checks and money orders under $10,000, third party checks, credit card checks, Treasury checks, traveler’s checks or starter checks will not be accepted as payment.
Minimum Initial Investment

  $2,500 for regular accounts, unless opened via an exchange;
  $100 for Automatic Monthly Investments;
  $250 for IRA and Uniform Transfer/Gifts to Minors Accounts; or
  $1,000 for exchanges from another Buffalo Fund.
Minimum Additional Investment

  $100 by phone, Internet or mail;
  $100 by wire;
  $100 for Automatic Monthly Investments through an automated clearinghouse (“ACH”); and
  $1,000 for exchanges from another Buffalo Fund.

6

Automatic Monthly Investments

Automatic Monthly Investments are processed in an agreed amount each month that is debited through an ACH transaction from a shareholder’s pre-identified bank account.

Minimum Account Size

You must maintain a minimum account value equal to the current minimum initial investment, which is $2,500 for regular shareholder accounts, unless opened via an exchange. If your account falls below a minimum due to redemptions and not market action, the Fund may ask you to increase the account size back to the minimum. If you do not bring the account up to the minimum amount within 60 days after the Fund contacts you, the Fund may close the account and send your money to you or begin charging you a fee for falling below the minimum account size.

HOW TO REDEEM SHARES

You may withdraw proceeds from your account at any time subject to the “Timing of Requests” provisions, below. There is no minimum limit for withdrawal via telephone or letter, but the most you can redeem by telephone is $25,000, provided that you have previously registered for this service. Redemption requests by mail must be received by the Fund in “good order.” For redemption requests, “good order” means that (1) your request should be in writing, indicating the number of shares or dollar amount to be redeemed, (2) the request properly identifies your account number, (3) the request is signed by you and any other person listed as an account owner exactly as the shares are registered, and, if applicable (4) the signatures on the request are guaranteed. Amounts over $25,000 must be made in writing and be signature guaranteed. Additionally, signature guarantees are required when any one of the following is true:
  You request redemption proceeds that are being sent to a different payee, bank, or address than that which the Fund has on file;
  You request a redemption to the address of record within 30 days of changing that address; or
  You are changing the account registration or sending proceeds to a Buffalo account with a different registration.
For further instructions about signature guarantees, see the “Signature Guarantees” section on page 9.

SHAREHOLDER SERVICES

The following services are also available to shareholders. Please call 1-800-49-BUFFALO (1-800-492-8332) for more information.

  Uniform Transfers/Gifts to Minors Accounts.
  Transfer on Death (“TOD”) Accounts.
  Accounts for corporations, partnerships and retirement plans.
  Traditional IRA accounts.
  Roth IRA accounts.
  Coverdell Education Savings Accounts.
  Simplified Employee Pensions (“SEPs”).
HOW SHARE PRICE IS DETERMINED

Shares of the Fund are purchased or redeemed at its net asset value per share next calculated after your purchase order and payment or redemption order is received in “good order” by the Fund. In the case of certain authorized financial intermediaries, such as broker-dealers, fund supermarkets, retirement plan record-keepers or other financial institutions, that have made satisfactory payment or redemption arrangements with the Fund, orders will be processed at the net asset value per share next effective after receipt by such intermediary. Other intermediaries may set various cut-off times for the receipt of orders.

The Fund’s net asset value is calculated by subtracting from the Fund’s total assets any liabilities and then dividing this amount by the total outstanding shares as of the date of the calculation. The net asset value per share is computed once daily, Monday through Friday, at 4:00 p.m. (Eastern Time), on days when the Fund is open for business. The Fund is generally closed on weekends, days when the New York Stock Exchange is not open for unrestricted trading and certain national holidays as disclosed in the SAI.

7

Each security owned by the Fund that is listed on a securities exchange (including ADRs) is valued at its last sale price on that exchange on the date as of which assets are valued. Where the security is listed on more than one exchange, the Fund will use the price of that exchange that the Fund generally considers to be the principal exchange on which the stock is traded. Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the closing bid price on such day. When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Fund’s Board of Trustees. Under these fair value procedures the authority to determine estimates of fair value has been delegated to a valuation committee consisting of members of the Fund’s Advisor and administrator. These fair value procedures are used by the valuation committee to price a security when corporate events, events in the securities market and/or world events cause the Fund’s management to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

DISTRIBUTIONS AND TAXES

The Fund pays distributions from net investment income annually, usually in December. Distributions from net capital gains realized on the sale of securities will be declared by the Fund annually on or before December 31. Your distributions will be reinvested automatically in additional shares of the Fund unless you have elected on your original application, or by written instructions filed with the Fund, to have them paid in cash ($10 minimum check amount). The Fund will automatically reinvest all dividends under $10 in additional shares of the Fund. There are no fees or sales charges on reinvestments.

Tax Considerations -- The Fund intends to make distributions that may be taxed, to taxable investors, as ordinary income and capital gains. These distributions may be taxable at different rates depending on the length of time that the Fund holds its assets. Distributions to taxable investors, regardless of whether the investor chooses to have Fund distributions paid in cash or additional shares of the Fund, will be subject to federal income tax. For tax purposes, an exchange of shares in one of the Buffalo Funds for shares of another Buffalo Fund will be treated as a sale and any gain on the transaction may be subject to federal income tax. If you invest in the Fund shortly before it makes a distribution and you are a taxable investor, you may receive some or all of your investment back in the form of a taxable distribution.

Distributions and gains from the sale or exchange of your Fund shares will generally be subject to state and local income tax. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the Fund.

Backup Withholding -- By law, the Fund must withhold a portion of your taxable distributions and redemption proceeds unless you provide your correct social security/taxpayer identification number, certify that this number is correct, certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien). The Fund must also withhold if the IRS instructs them to do so. When withholding is required, the amount will be 29% for calendar years 2004 and 2005, and 28% for calendar years 2006 through 2010.

Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

ADDITIONAL POLICIES ABOUT TRANSACTIONS

The Fund cannot process a transaction request unless it is properly completed as described in this section. To avoid delays, please call the Fund if you have any questions about these policies. The Fund reserves the right to cancel or change these transaction policies at any time with or without notice.

If you wish to purchase (or redeem) shares of the Fund through a broker, a fee may be charged by that broker.  You may also contact the Fund directly to purchase and redeem shares of the Fund without this fee. In addition, you may be subject to other policies or restrictions of the broker, such as higher minimum account value.

8

Purchases -- The Fund may reject purchase orders when they are not received by the Fund in “good order” or when in it is in the best interest of the Fund and its shareholders to do so. If your check or automated clearinghouse (ACH) does not clear, you will be charged a fee of $25.

Please note that the Fund is initially closed to purchases through broker dealers. The Advisor believes that closing the Fund to these distribution channels is the best way to ensure that the Fund can achieve its objective of long-term growth of capital through the purchase of micro-cap companies. The Fund may open to purchases by broker dealers in the future if, in consultation with the Advisor, the Fund’s Board of Trustees deems it in the Fund’s best interests to do so. If the Fund opens to purchases by broker dealers in the future, allocations to individual purchasers may be limited to a certain dollar size.

Redemptions -- The Fund tries to send proceeds to the proper party, as instructed, as soon as practicable after a redemption request has been received in “good order” and accepted. But the Fund reserves the right, under certain circumstances, to delay the payment of redemption proceeds up to seven days (as allowed by applicable law).

The Fund cannot accept requests that contain special conditions or effective dates, and the Fund may request additional documentation to ensure that a request is genuine. Under certain circumstances, the Fund may pay you proceeds in the form of portfolio securities owned by the Fund. If you receive securities instead of cash, you will incur brokerage costs when converting the securities into cash and will bear any market risk until such securities are converted. Additionally, if the Fund redeems its securities in this manner, you will realize a capital gain or loss for federal income tax purposes on each security so redeemed.

If you request a redemption within 15 days of purchase, the Fund will delay sending your proceeds until unconditional payment has been collected. This may take up to 15 days from the date of purchase. For your protection, if your account address has been changed within the last 30 days, your redemption request must be in writing and signed by each account owner, with signature guarantees. The right to redeem shares may be temporarily suspended in emergency situations as permitted by federal law.

Redemption Fee -- If shares of the Fund are sold or exchanged within 180 days of their purchase, a redemption fee of 2.00% of the value of the shares sold or exchanged will be assessed. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains). The redemption fee is retained by the Fund to help pay transaction and tax costs that long-term investors may bear when the Fund incurs brokerage or other transaction expenses and/or realizes capital gains as a result of selling securities to meet investor redemptions.

Market Timers -- The Fund may refuse to sell shares to market timers and will take actions necessary to stop market timing activity, including closing any account to new purchases believed to be held by or for a market timer. You will be considered a market timer if you (i) request a redemption or exchange of the Fund’s shares within ninety days or less of an earlier purchase or exchange request, (ii) make investments of large amounts of $1 million or more followed by a redemption or exchange request in close proximity to the purchase or (iii) otherwise seem to follow a timing pattern. Shares under common ownership or control are combined for these purposes.

Closure of the Fund – The Advisor retains the right to close the Fund or partially close the Fund if it is determined to be in the best interest of shareholders. The Fund intends to close to all new investors at approximately $250 million of assets. Based on market and Fund conditions, the Advisor may decide to close the Fund to new investors, all investors or certain classes of investors (such as Fund supermarkets) at any time.

Signature Guarantees -- You can obtain a signature guarantee from most banks, credit unions, savings & loans or securities broker/dealers. A notarized signature from a notary public is not a signature guarantee. For your protection, the Fund requires a guaranteed signature if you request:

  A redemption check sent to a different payee, bank or address from that which the Fund has on file;
  A redemption check mailed to an address that has been changed within the last 30 days;
  A redemption for $25,000 or more in writing; and
  A change in account registration or redemption instructions.

9

Corporations, Trusts and Other Entities -- Persons who want to purchase or redeem shares of the Fund on behalf of a corporation, in a fiduciary capacity, or in any other representative or nominee capacity must provide the Fund with appropriate documentation establishing their authority to act. The Fund cannot process requests until all required documents have been provided. Please call the Fund if there are questions about what documentation is required.

Exchanges to Another Fund -- You must meet the minimum investment requirement of the new Buffalo Fund in which you wish to exchange your shares. You must also keep a minimum balance in the account of the Fund out of which you are exchanging shares, unless you wish to close that account. The names and registrations on both accounts must be identical. Your shares must have been held in an open account for 15 days or more, and the Fund must have received full payment before an exchange will be processed. You should familiarize yourself with the new Buffalo Fund in which you are investing.

Telephone/Internet Services -- During periods of increased market activity, you may have difficulty reaching the Fund by telephone. If this happens, contact the Fund by mail or by accessing the Fund’s web site at www.buffalofunds.com on the World Wide Web. The Fund may refuse a telephone request, including a request to redeem shares of the Fund. The Fund will use reasonable procedures to confirm that telephone instructions are genuine. If such procedures are followed neither the Fund nor any person or entity that provides services to the Fund will be liable for any losses due to unauthorized or fraudulent instructions. The Fund reserves the right to limit the frequency or the amount of telephone redemption requests.

Shareholder Information -- To help lower the impact of operating costs, the Fund attempts to eliminate mailing duplicate documents to the same address. When two or more Fund shareholders have the same last name and address, the Fund may send only one Prospectus, annual report, semiannual report, general information statement or proxy to that address rather than mailing separate documents to each shareholder. Shareholders may opt out of this single mailing at any time by calling the Fund, 1-800-49-BUFFALO (1-800-492-8332), and requesting the additional copies of Fund documents.

Timing of Requests -- Your price per shares will be the net asset value (“NAV”) next computed after your request is received in good order by the Fund, its agents or an authorized financial intermediary. All requests received in good order before the close of regular trading on the NYSE (4:00 p.m. Eastern time) will be executed at the NAV computed on the same day. Requests received after the close of regular trading on the NYSE will receive the next business day’s NAV.

In compliance with the USA PATRIOT Act of 2001, please note that the Fund’s transfer agent may verify certain information on your account application as part of the Fund’s Anti-Money Laundering Compliance Program. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify your identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. If the Fund does not have a reasonable belief of your identity, the account will be rejected or you will not be allowed to perform a transaction on the account until such information is received. The Fund may also reserve the right to close the account within five business days if clarifying information/documentation is not received. Please contact the Fund’s transfer agent at 1-800-492-8332 if you need additional assistance when completing your application.

PRIVACY POLICY

The following Privacy Policy has been adopted by the Fund and has also been adopted by Kornitzer Capital Management, Inc. (“Kornitzer”), who serves as investment adviser and manager of the Fund.

The Fund and Kornitzer are collectively referred to as the “Companies,” “we,” “our” or “us.”

As a part of providing you services and products we collect non-public personally identifiable information (“Personal Information”) about you. Some of this is information you provide and some is obtained from other sources. In some circumstances, a necessary part of providing products and services to you requires that we disclose Personal Information about you to third parties.

We want you to understand how we handle your Personal Information. Please read the Privacy Policy carefully. It has information about our policies for the collection, use, disclosure, and protection of your Personal Information. If you have any questions, you can obtain additional information from the following:

Buffalo Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701

10

Milwaukee, Wisconsin 53201-0701
1-800-492-8332
www.buffalofunds.com

Please be aware that we periodically update or revise the Privacy Policy. As methods of doing business change, we reflect any applicable changes in our Privacy Policy. If you are our customer, we will send you an update as and when it occurs.

SALE/DISCLOSURE OF YOUR PERSONAL INFORMATION
We promise that we will not sell your Personal Information to any person.

Also, we will not disclose your Personal Information to any third person aside from the disclosures described below. These disclosures generally relate to marketing or maintaining products or services provided to you.

WHAT INFORMATION DO WE COLLECT?
Personal, Financial and Product Information

To be able to offer, provide and maintain these products and services, the Companies collect a variety of Personal Information about you. The Personal Information we collect will vary depending upon the product or service you select. The following is a general list of the Personal Information. Not all of the Personal Information will be collected every time you do business with us.

Personal Information
  Name
  Address
  Birthdate
  Phone number
  Social Security number
  Mother’s maiden name
  E-mail address

Product-Related Personal Information
  Product Activity History (things you have done with your mutual funds such as deposits, transfers, redemptions, or exchanges)
GENERAL PRIVACY PROCESSES
How do we collect Personal Information?

We use a variety of methods to collect Personal Information. We collect Personal Information directly from you with paper forms (for example, new account and other administrative forms), over the phone or through facsimile transmissions. We also collect Personal Information from our web site and through other electronic means. We collect some Personal Information through joint marketing programs where we offer a product or service through another financial institution. In some of these instances, you may be considered a customer of both entities.

Who has access to this Personal Information?

Generally, only the Companies’ staff and certain companies working on the Companies’ behalf have access to this Personal Information.

Those Working on Our Behalf

Depending on the product or service you select, there may be a number of third parties that will have access to your Personal Information since they are working on our behalf. This access is necessary because these third parties perform a task or provide administrative services for the product you seek or have purchased from us. If we do not share the Personal Information, we cannot provide you the product or service you requested. In certain cases, affiliates are the entities performing such services on our behalf.

11

When we share Personal Information with non-affiliated companies working on our behalf, we protect your Personal Information by requiring such companies to adopt our privacy policy or have a policy providing protection similar to ours.

Required Disclosures

Certain Personal Information may also be disclosed to third parties without your consent if disclosure is necessary to comply with 1) legal processes, 2) to protect the rights, property, or personal safety of the Fund, its shareholders or the public, 3) as part of inspections or examinations conducted by our regulatory agencies and 4) in other situations required by law.

Joint Marketing

In certain circumstances, the Companies may jointly market a product or service with another financial institution. In these circumstances, we have arranged to offer our products through these entities and their representatives or through electronic systems (for example, the Internet).

The Companies may make other disclosures authorized by law.

Requested Disclosures

We will disclose your Personal Information if you request it to those persons that you designate. Examples of this are to: members of your family; registered investment advisers, attorneys and CPAs whom you have retained to advise you in a transaction; and persons whom you have designated to represent you in dealings with us.

What do we do with the Personal Information?

The Companies make use of the Personal Information to provide you with the financial products and services that we offer.

At the point that you cease being a customer, we will maintain your Personal Information and handle it just the same as that of our current customers.

The Companies restrict access to the Personal Information to those who need to know it for ordinary business purposes. We also maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your Personal Information.

What are your options regarding corrections of Personal Information?

Generally, upon your written request, we will make available Personal Information for your review. Please note that Personal Information collected that relates to a disputed claim or legal proceeding will not be made available. If you notify us that the Personal Information is incorrect, we will review it and if we agree, correct our records. If we do not agree, you may submit a short comment, which we will include in future third party disclosures, if any occur, of Personal Information.

12

Conducting Business with the Buffalo Micro Cap Fund

BY PHONE OR INTERNET	HOW TO OPEN AN ACCOUNT	HOW TO ADD TO AN ACCOUNT	HOW TO SELL SHARES	HOW TO EXCHANGE SHARES

1-800-49-BUFFALO
(1-800-492-8332)

www.buffalofunds.com

You must authorize each type of transaction on your account application or on the appropriate form. If you call, the Fund’s representative may request personal identification and tape-record the call.

If you already have a Buffalo Fund account and you have authorized telephone/on-line exchanges, you may open an account in the Fund ($1,000 minimum). The names and registrations on the accounts must be identical.

You may make additional investments ($100 minimum) by telephone/on-line. After the Fund receives and accept your request, the Fund will deduct from your checking account the cost of the shares.

Availability of this service is subject to approval by the Fund and the participating banks.

You may withdraw any amount up to $25,000 by telephone/on-line, provided that you have registered for this service previously. The Fund will send money only to the address of record, via ACH or by wire.
You may exchange existing shares ($1,000 minimum exchange) for shares in another Buffalo Fund. The shares being exchanged must have been held in an open account for 15 days or more.

BY MAIL

All Purchases and Redemptions:
Regular Mail
Buffalo Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Registered/Overnight Mail:
Buffalo Funds
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202-5207

Complete and sign the application that accompanies this Prospectus. Your initial investment must meet the account minimum requirement. Make your check payable to U.S. Bank, N.A. and be sure to indicate your investment in the Buffalo Micro Cap Fund.
Make your check ($100 minimum) payable to U.S. Bank, N.A. and mail it to the Fund. Always identify your account number or include the detachable investment stub (from your confirmation statement).
In a letter, include the genuine signature of each registered owner (exactly as registered), the name of each account owner, the account number and the number of shares or the dollar amount to be redeemed. The Fund will send money only to the address of record, via ACH or by wire.

In a letter, include the genuine signature of each registered owner, the account number, the number of shares or dollar amount to be exchanged ($1,000 minimum) and the name of the Buffalo Fund into which the money is being transferred.

14

BY WIRE

U.S. Bank, N.A.
777 E. Wisconsin Ave.
Milwaukee, WI 53202
ABA# 075000022
Credit: U.S. Bancorp Fund Services, LLC
A/C#112-952-137
Further Credit: (Buffalo Micro Cap Fund)
(Shareholder name and account number)

First, contact the Fund by phone to receive your account number. You must then complete an application and send it to the Fund via facsimile. After confirming receipt with the Fund, contact your bank to send the money via wire–(you must include the Fund’s banking instructions and your account number). Mail your original application to the Buffalo Funds.

Wire share purchases ($100 minimum) should include the names of each account owner, your account number and should indicate the Buffalo Micro Cap Fund. You should notify the Fund by telephone that you have sent a wire purchase order to U.S. Bank, N.A.

Redemption proceeds ($1,000 minimum) may be wired to your pre-identified bank account. A $15 fee is deducted. If your written request is received before 4:00 P.M. (Eastern Time) the Fund will normally wire the money on the following business day. If the Fund receives your written request after 4:00 P.M. (Eastern Time), the Fund will normally wire funds on the second business day. Contact your bank about the time of receipt and availability.
Not applicable.

THROUGH AUTOMATIC TRANSACTION PLANS

You must authorize each type of automatic transaction on your account application or complete an authorization form, which you can obtain from the Fund by request. All registered owners must sign.	Not applicable.
Automatic Monthly Investment:

You may authorize automatic monthly investments in a constant dollar amount ($100 minimum) from your checking account. The Fund will draft your checking account on the same day each month in the amount you authorize via ACH.

Systematic Redemption Plan:

You may specify a dollar amount ($50 minimum) to be withdrawn monthly or quarterly or have your shares redeemed at a rate calculated to exhaust the account at the end of a specified period. A maximum fee of $1.50 may be charged for each withdrawal. You must own shares in an open account valued at $10,000 when you first authorize the systematic redemption plan. You may cancel or change your plan or redeem all your shares at any time. The Fund will continue withdrawals until your shares are gone or until the Fund or you cancel the plan.

Monthly Exchanges:

You may authorize monthly exchanges from your account ($100 minimum) to another Buffalo Fund. Exchanges will be continued until all shares have been exchanged or until you terminate the service.

15

BUFFALO FUNDS

Buffalo Micro Cap Fund

1-800-49-BUFFALO
(1-800-492-8332)
www.buffalofunds.com

Additional Information

The Statement of Additional Information (“SAI”) contains additional information about the Fund and is incorporated by reference into this Prospectus. Once available, the Fund’s annual and semi-annual reports to shareholders will contain additional information about the Fund’s investments and will be incorporated by reference. In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

You may obtain a free copy of these documents by calling, writing or e-mailing the Fund as shown below. You also may call the toll-free number given below to request other information about the Fund and to make shareholder inquiries.

You may review and copy the SAI and other information about the Fund by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, DC (202-942-8090) or by accessing the EDGAR database on the Commission’s Internet site at http://www.sec.gov. Copies of this information also may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or by sending an e-mail request to publicinfo@sec.gov.

Investment Company Act file number:   811-10303

16

BUFFALO MICRO CAP FUND

(a series of Buffalo Funds)

STATEMENT OF ADDITIONAL INFORMATION

May 20, 2004

This Statement of Additional Information is not a Prospectus but should be read in conjunction with the current Prospectus, as may be revised, of the Buffalo Micro Cap Fund (the “Fund”), a series of the Buffalo Funds (the “Trust”). Kornitzer Capital Management, Inc. is the investment advisor to the Fund. Copies of the Fund’s Prospectus are available by calling the Fund toll-free at 1-800-49-BUFFALO (1-800-492-8332).

TABLE OF CONTENTS

Page

Introduction	2

Information about the Fund’s Investments	2

Principal investment strategies, policies and risks	2
Non-Principal investment strategies, policies and risks	4
Fundamental Investment Restrictions	7
Non-Fundamental Investment Restrictions	8
Portfolio Turnover	8

Fund Securities Transactions	8

Purchasing and Selling Shares	9

Purchases	9
Sales (Redemptions)	10
Market Timers	10
Net Asset Value	10
Additional Purchase and Redemption Policies	11

Management of the Fund	12

Trustees and Officers	12
Audit Committee	14
Compensation	15
Investment Advisor, Manager and Principal Underwriter	15
Code of Ethics	16
Custodian	16
Independent Auditors	16
Administrator	16
Transfer Agent	16

Control Persons, Principal Holders and Management Ownership of the Fund	16

Distributions and taxes	17

Financial Statements	18

General Information and History	18

Proxy Voting Policies and Procedures	18

INTRODUCTION

This Statement of Additional Information (“SAI”) supplements the Fund’s Prospectus, dated May 20, 2004. This SAI provides additional information concerning the organization, operation and management of the Fund.

The Trust is classified as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund qualifies as diversified under the 1940 Act and the Federal tax laws. This means that the Fund allows shareholders to buy and sell shares on business days, as described in the Fund’s Prospectus and in this SAI, and that the assets of the Fund are invested in a diversified portfolio of securities--qualifying the Fund for pass-through tax treatment.

Kornitzer Capital Management, Inc. serves as the Fund’s manager and investment advisor (“KCM” or the “Advisor”). KCM is responsible for the overall management of the Fund and makes the Fund’s day-to-day investment decisions.

INFORMATION ABOUT THE FUND’S INVESTMENTS

The objective, strategies and policies discussed in this SAI and in the Fund’s Prospectus generally apply when the Fund makes an investment. If a percentage or other restriction (including the Fund’s Fundamental Investment Restrictions) is met at the time of investment, except with respect to borrowings and holdings in illiquid securities, the Fund is usually not required to sell a security or other investment because circumstances change and the security or other investment no longer meets one or more of the Fund’s restrictions. If at any time the Fund’s borrowings exceed its limitations due to a decline in net assets, such borrowings will be reduced promptly to the extent necessary to comply with the limitation. Likewise, in the event that the Fund’s holdings in illiquid securities exceeds its limitations due to market factors, the Fund will make such adjustments necessary to reduce its holdings in such securities to comply with its limitations. Unless stated otherwise, the objective, strategies and policies described in this SAI and the Prospectus may be changed by the Fund’s Board of Trustees without approval of Fund shareholders.

The Fund seeks to achieve its investment objective of long-term growth of capital by investing, under normal conditions, at least 80% of its net assets (plus any borrowings made for investment purposes) in domestic common stocks and other equity securities (including preferred stocks and convertible preferred stock) of micro-capitalization (micro-cap) companies. The Fund considers a company to be a micro-cap company if, at time of purchase by the Fund, it has a market capitalization equal to or less than the greater of (1) $600 million, or (2) the median capitalization of companies in the Russell 2000 Index. The capitalization of companies within the Russell 2000 Index changes due to market conditions and changes in the composition of the Russell 2000 Index. The Fund will normally invest in a broad array of securities and other investments that are diversified in terms of companies and industries.

Described below are the investment strategies, policies and risks of the Fund, with the Fund’s principal investment strategies and policies listed first, followed by additional investment strategies and policies used by the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES, POLICIES AND RISKS

Common stock. The Fund may invest in the domestic common stock of companies. The purchaser of common stock receives an ownership interest in a company and usually certain voting rights with regard to that company. The owner of common stock may participate in a company’s success through the receipt of dividends, which are distributions of earnings by the company to its owners. Owners of common stock may also participate in a company’s success or lack of success through increases or decreases in the value of the company’s shares as they are traded in the public securities markets. But common stocks, and stock markets generally, can be volatile and can decline in value significantly in response to adverse issuer, political, regulatory, market or economic developments.

2

Other Equity securities. To the extent that the Fund purchases equity securities, other than common stocks, including preferred stocks and convertible preferred stocks, the Fund will be exposed to the following benefits and risks.

A convertible preferred stock is a preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. Convertible preferred stock provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. Convertible preferred stock tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible preferred stock also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because both interest rate and market movements can influence its value, Convertible preferred stock is not as sensitive to interest rates as a similar fixed-income security and not as sensitive to changes in share price as its underlying stock.

Convertible preferred stock is usually issued either by an operating company or by an investment bank. When issued by an operating company, convertible preferred stock tends to be senior to common stock, but subordinate to other types of fixed-income securities issued by that company. When convertible preferred stock issued by an operating company is “converted,” the operating company often issues new stock to the holder of the convertible stock. If, however, the parity price, which is the price at which the common stock underlying the convertible stock may be obtained, of the convertible stock is less than the call price, which is the price of the bond including any premium related to the conversion feature, the operating company may pay out cash instead of common stock. When convertible preferred stock is issued by an investment bank, the security is an obligation of and is convertible through the issuing investment bank.

In addition, the issuer of the convertible preferred stock may be important in determining the security’s true value. This is because the holder of the convertible preferred stock will have recourse only to the issuer. Convertible preferred stock may also be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued. Convertible preferred stock is treated like a preferred stock for the Fund’s financial reporting, credit rating and investment limitation purposes.

Micro-Cap Companies. The Fund will be exposed to the benefits and risks of investing in the securities of micro-cap companies. Small, less seasoned companies have more potential for rapid growth. They also often involve greater risk than larger companies, and these risks are passed on to the Fund. Micro-cap companies will likely not have the management experience, financial resources, product diversification and competitive strengths of larger companies, and will be more vulnerable to adverse business or economic developments in the market as a whole. In addition, many of these companies may face difficulties in obtaining the capital necessary to continue in operation and may go into bankruptcy, which could result in a complete loss of the investment in the company. The securities of micro-cap companies, therefore, tend to be more volatile than the securities of larger, more established companies.

Micro-cap company stocks also tend to be bought and sold less often and in smaller amounts than other stocks, making them less liquid than other securities. If the Fund wants to sell a large quantity of a micro-cap company’s stock, it may have to sell at a lower price than the Advisor might prefer, or it may have to sell in smaller than desired quantities over a period of time.

International investing. International investing allows the Fund the opportunity to avoid being exclusively tied to the performance of the United States economy and can expose the Fund to growth in emerging markets. But international investing involves risks such as currency fluctuation and instability. The Fund does not intend to invest directly in foreign securities or foreign currencies.

The Fund may gain international exposure by purchasing American Depositary Receipts (“ADRs”), which are securities of foreign companies that are denominated in U.S. Dollars. ADRs are issued by domestic banks, are publicly traded in the United States, represent ownership in an underlying foreign security and are subject to similar risks as are other types of foreign investments. The Fund is authorized to invest up to 25% of its net assets in ADRs, but the Fund presently expects to limit its investments in ADRs to less than 10% of net assets.

3

Most ADRs are traded on a U.S. stock exchange and are either sponsored or unsponsored. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of an unsponsored ADR. Investing in foreign companies, even through ADRs, may involve more risks than investing in U.S. companies. These risks can increase the potential for losses and may include: currency risks, like adverse fluctuations in currency exchange rates; country risks, including political, social and economic instability, currency devaluation and policies that have the effect of limiting or restricting foreign investment or the movement of foreign assets; unusual trading practices; less government supervision; less publicly available information; limited trading markets; and greater volatility, among others. While ADRs do not involve the same direct currency and liquidity risks as securities denominated in a foreign currency, their value will generally be affected by currency fluctuations that alter the value of the security underlying the ADR with respect to the U.S. Dollar.

NON- PRINCIPAL INVESTMENT STRATEGIES, POLICIES AND RISKS

Cash management. The Fund may invest a portion of its assets in cash or high-quality, short-term debt obligations readily changeable into cash. Such high-quality, short-term obligations include money market securities, money market mutual funds, commercial paper, bank certificates of deposit and repurchase agreements that are collateralized by government securities. These investments may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses, or they may be used while the Advisor looks for suitable investment opportunities. There may also be times when the Fund attempts to respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in these types of investments for temporary, defensive purposes. During such times, the Fund, taking the defensive position, will not be able to pursue its primary investment objective and, instead, will focus on preserving its assets.

In pursuing cash management strategies, the Fund applies the following criteria to its investments:

(1)
Certificates of deposit, bankers’ acceptances and other short-term obligations must be issued domestically by United States commercial banks having assets of at least $1 billion and which are members of the Federal Deposit Insurance Corporation or holding companies of such banks;

(2)
Commercial paper will be limited to companies rated P-2 or higher by Moody’s or A-2 or higher by S&P, or if not rated by either Moody’s or S&P, a company’s commercial paper may be purchased, if the company has an outstanding bond issue rated Aa or higher by Moody’s or AA or higher by S&P;

(3)
The Fund will purchase only short-term debt securities that are non-convertible, that have one year or less remaining to maturity at the date of purchase, and that are rated Aa or higher by Moody’s or AA or higher by S&P; and

(4)
The Fund will purchase only negotiable certificates of deposit and other short-term debt obligations of savings and loan associations having assets of at least $1 billion, which are members of the Federal Home Loan Banks Association and insured by the Federal Savings and Loan Insurance Corporation.

The securities used for cash management can go down in value. The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of these securities generally declines.

Repurchase agreements. The Fund may invest in issues of the United States Treasury or a United States government agency subject to repurchase agreements. A repurchase agreement involves the sale of securities to the Fund with the concurrent agreement by the seller to repurchase the securities at the Fund’s cost plus interest at an agreed rate upon demand or within a specified time, thereby determining the yield of the securities during the Fund’s period of ownership. The result is a fixed rate of return insulated from market fluctuations during such period. Under the 1940 Act, repurchase agreements are considered loans by the Fund.

4

The Fund will enter into repurchase agreements only with United States banks having assets in excess of $1 billion, which are members of the Federal Deposit Insurance Corporation, and with certain securities dealers who meet the qualifications as set from time to time by the Fund’s Board. The term to maturity of a repurchase agreement normally will be no longer than a few days.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss when the securities are sold. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, disposition of the underlying securities may be delayed pending court proceedings. Finally, it is also possible that the Fund may not be able to perfect its interest in the underlying securities.

Warrants. A warrant allows the holder to purchase a security at a fixed price during a preset time period. The value of a warrant will increase if the market value of a particular security increases after the warrant is purchased. If the market value of the security decreases after the warrant is purchased or if the term of the warrant expires before it is exercised, the holder of the warrant will incur a loss. Warrants do not provide the holder the right to receive dividends or the right to vote.

Covered call options. The Fund is authorized to write, which means sell, covered call options on the securities in which the Fund invests and to enter into closing purchase transactions with respect to the options. In writing a covered call option the Fund, in return for a premium, gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. Covered call options are intended to serve as a partial hedge against any declining price of the underlying securities. A closing purchase transaction cancels out the Fund’s position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option that the Fund has written.

Up to 25% of the Fund’s net assets may be subject to covered call options. However, the market for call options on micro-cap stocks is not currently well developed and the Advisor believes the percentage of assets subject to covered call options will be far less than 25%, at least initially. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund’s ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction.

Upon the termination of the Fund’s obligation under a covered call option, other than through exercise of the option, the Fund will realize a short-term capital gain or loss. If the Fund exercises an option and realizes a gain, the gain will be short-term or long-term depending on the period that the stock was held. Writing of covered call options creates a straddle that is potentially subject to the straddle rules, which result in a deferral of some losses for tax purposes.

Illiquid securities. The Fund may invest in illiquid securities, but these investments will not exceed more than 15% of the Fund’s net assets. The Fund considers a security to be illiquid if it cannot, due to restrictions on trading or lack of trading and not market action, be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the Fund has valued the security.

Illiquid securities include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable-amount master demand notes that cannot be called within seven days, certain insurance funding agreements, certain unlisted over-the-counter options and other securities that are traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the “1933 Act”). Because illiquid securities may be difficult to sell at an acceptable price, they may be subject to greater volatility, which may result in a loss to the Fund.

5

Restricted securities. The Fund may invest in securities that are subject to restrictions on resale because they have not been registered under the 1933 Act. These securities are sometimes referred to as private placements. Although securities which may be resold only to “qualified institutional buyers” in accordance with the provisions of Rule 144A under the 1933 Act are technically considered “restricted securities,” the Fund may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above in the Illiquid securities section, provided that a determination is made that such securities have a readily available trading market. The Fund may also purchase certain commercial paper issued in reliance on the exemption from regulations in Section 4(2) of the 1933 Act (“4(2) Paper”). The Advisor will determine the liquidity of Rule 144A securities and 4(2) Paper under the supervision of the Board of Trustees. The liquidity of Rule 144A securities and 4(2) Paper will be monitored by the Advisor, and if as a result of changed conditions, it is determined that a Rule 144A security or 4(2) Paper is no longer liquid, the Fund’s holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed its applicable percentage limitation for investments in illiquid securities.

Limitations on the resale of restricted securities may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to dispose of restricted securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements. The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

Temporary defensive position. The Fund generally holds some cash, short-term debt obligations, government securities, money market instruments or high quality investments for reserves to cover redemptions and unanticipated expenses. There may be times, however, when the Fund attempts to respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in those types of investments for temporary defensive purposes. During those times, the Fund will not be able to pursue its investment objective, and, instead, will focus on preserving its assets. Also, a temporary defensive strategy still has the potential to lose money.

Other investment companies. The Fund may invest a portion of its assets in shares of other investment companies, including money market mutual funds, other mutual funds or Exchange-Traded Funds (“ETFs”). The Fund’s investments in money market mutual funds may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses. The Fund currently intends to limit its investments in securities issued by other investment companies in accordance with the 1940 Act. Section 12(d)(1) of the 1940 Act precludes the Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1 1/2%.

If the Fund invests in investment companies pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security. In addition, an investment company purchased by the Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. In addition to the advisory and operational fees the Fund bears directly in connection with its own operation, the Fund also bears its pro rata portion of the advisory and operational expenses of each other investment company. The Fund will not include its investments in other investment companies for the purpose of the Fund’s policy of investing at least 80% of its net assets in equity securities of micro-cap companies.

6

The Fund’s investment in other investment companies may consist of shares of ETFs. ETFs are derivative securities whose value tracks a well-known securities index or basket of securities. The Fund’s investments in ETFs are subject to its limitations on investments in other investment companies. The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. The Fund’s ability to redeem creation units may be limited by the 1940 Act, which provides that the ETFs will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

FUNDAMENTAL INVESTMENT RESTRICTIONS.
The Board of Trustees of the Trust has adopted the following investment restrictions as fundamental policies for the Fund as stated below. These investment restrictions cannot be changed without the approval of a majority of the outstanding voting securities of the Fund, which means, under the 1940 Act, the vote of the lesser of (1) more than 50% of the outstanding voting securities of the Fund or (2) 67% or more of the voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy at the meeting. Many of these investment restrictions recite the current legal or regulatory requirements. When the legal or regulatory requirements change, the Fund’s applicable investment restrictions may also be modified to reflect the new legal or regulatory requirements without seeking shareholder approval, so long as any such modification is consistent with the Fund’s investment objective, strategies and policies.

The Fund will not:

(1)
As to 75% of its total assets, purchase the securities of any one issuer, except the United States government or other investment companies, if immediately after and as a result of such purchase (a) the value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s total assets, or (b) the Fund owns more than 10% of the outstanding voting securities of such issuer;

(2)
Engage in the purchase or sale of real estate (unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein), commodities (unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions in securities secured by physical commodities), futures contracts or options thereon;

(3)
Underwrite the securities of other issuers (except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the 1933 Act);

(4)
Make loans to other persons, except by the purchase of debt obligations which are permitted under its investment strategies or policies (entry into a repurchase agreement or the purchase of a portion of an issue of publicly distributed debt securities will not be deemed a loan for purposes of this investment restriction);

(5)	Purchase securities on margin, or sell securities short, except that the Fund may write covered call options;
(6)
Borrow or pledge its assets in an amount exceeding 10% of the value of its total assets, and, in the event that market conditions or other factors result in the Fund’s borrowed amounts exceeding 10% of its assets (including the amount borrowed), the Fund will reduce the amount of its borrowing to an extent and in such a manner required by the 1940 Act. The Fund will not borrow for the purposes of leveraging its investments, but only for temporary or emergency purposes; or,

7

(7)
Make investments that result in the concentration, as that term is defined by the 1940 Act, any rule or order thereunder or SEC staff interpretation thereof, of its investments in the securities of issuers primarily engaged in the same industry; this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. Federal Government, or its agencies or instrumentalities; in applying this fundamental policy concerning industry concentration, investments in certain broader categories of companies will not be considered to be investments in the same industry, for example: technology companies will be divided according to their products and services so that hardware, software, information services and outsourcing, and telecommunications will each be considered separate industries; financial service companies will be classified according to the end users of their services so that automobile finance, bank finance and diversified finance will each be considered separate industries; asset-backed securities will be classified according to the underlying assets securing such securities; and utility companies will be divided according to their services so that gas, gas transmission, electric and telephone will each be considered separate industries.

The SEC staff has taken the position that a mutual fund concentrates its investments in a particular industry if 25% or more of its total assets are invested in issuers within the same industry or group of related industries.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS.
In addition to the objective, strategies and policies described in the Prospectus and this SAI and the fundamental investment restrictions described above, the Board of Trustees of the Trust has adopted the following investment restrictions as non-fundamental policies for the Fund. The Trust’s Board may change these non-fundamental investment restrictions without shareholder approval.

The Fund will not:

(1)	Invest in companies for the purpose of exercising control of management;
(2)
Except for transactions in its shares or other securities where such person is acting as broker and the brokerage fees and practices are considered normal and generally accepted under the circumstances existing at the time, enter into dealings with its officers or Trustees, its manager or underwriter, or their officers or directors, or any organization in which such persons have a financial interest;

(3)
Invest more than 15% of its net assets in illiquid securities. The Fund considers a security to be illiquid if it cannot, due to restrictions on trading or lack of trading and not market action, be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the Fund has valued the security;

(4)
Make any changes in its investment policy of investing at least 80% of its net assets in equity securities of micro-cap companies without first providing the Fund’s shareholders with at least 60 days’ prior notice; or

(5)	Purchase additional securities when outstanding borrowings exceed 5% of the Fund’s total assets.

PORTFOLIO TURNOVER.
Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.

FUND SECURITIES TRANSACTIONS

The Advisor makes the decisions about buying and selling securities for the Fund. It selects brokers and dealers to execute securities transactions, allocates portfolio brokerage and principal business and negotiates commissions and prices for securities. In instances where securities are purchased on a commission basis, the Advisor seeks best execution of transactions at competitive and reasonable commission rates based on all circumstances related to the trade. As of the date of this SAI, the Fund was not operational and has paid no brokerage commissions.

The level of brokerage commissions generated by the Fund is directly related to the number and the size of the buy and sell transactions into which the Fund enters. The frequency and size of these transactions are affected by various factors such as cash flows into and out of the Fund and the Advisor’s interpretation of the market or economic environment.

8

The Fund believes it is in its best interest to have a stable and continuous relationship with a diverse group of financially strong and technically qualified broker dealers who will provide quality executions at competitive rates. Broker dealers meeting these qualifications also will be selected for their demonstrated loyalty to the Fund, when acting on its behalf, as well as for any research or other services provided to the Fund. The Fund may execute a substantial portion of the portfolio transactions through brokerage firms that are members of the New York Stock Exchange or through other major securities exchanges. When buying securities in the over-the-counter market, the Fund will select a broker who maintains a primary market for the security unless it appears that a better combination of price and execution may be obtained elsewhere. The Fund will not normally pay a higher commission rate to broker dealers providing benefits or services to it than it would pay to broker dealers who did not provide such benefits or services. However, the Fund reserves the right to do so within the principles set out in Section 28(e) of the Securities Exchange Act of 1934, as amended, when it appears that this would be in the best interests of the shareholders.

No commitment is made to any broker or dealer with regard to placing of orders for the purchase or sale of Fund portfolio securities, and no specific formula is used in placing such business. Allocation is reviewed regularly by both the Fund’s Board of Trustees and the Advisor. Since the Fund does not market its shares through intermediary brokers and dealers, it is not the Fund’s practice to allocate brokerage or principal business on the basis of sales of its shares that may be made through such firms.

Research services furnished by broker dealers may be useful to the Advisor in serving other clients, as well as the Fund. Likewise, the Fund may benefit from research services obtained by the Advisor from the placement of its other clients’ portfolio brokerage.

When the Advisor, in its fiduciary capacity, believes it to be in the best interest of the Fund’s shareholders, the Fund may join with the Advisor’s other clients in acquiring or disposing of a security. Securities acquired or proceeds obtained will be equitably distributed among the Fund and the Advisor’s other clients participating in such a transaction. In some instances, this investment procedure may affect the price paid or received by the Fund or the size of the position obtained by the Fund.

PURCHASING AND SELLING SHARES

PURCHASES.
Neither the Fund nor the entities that provide services to the Fund will be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. The Fund cannot process transaction requests that are not completed properly. Each order accepted will be fully invested in whole and fractional shares of the Fund, unless the purchase of a certain number of whole shares is specified, at the net asset value per share next effective after the order is completed properly and is accepted by the Fund.

Each investment is confirmed by a year-to-date statement that provides the details of the immediate transaction, plus all prior transactions in the account for the current year. This includes the dollar amount invested, the number of shares purchased or redeemed, the price per share, and the aggregate shares owned. A transcript of all activity in the account during the previous year will be furnished each January. By retaining each annual summary and the last year-to-date statement, a customer will have a complete detailed history of the account that also provides necessary tax information. Once available, annual statements will be available from U.S. Bancorp Fund Services, LLC at its cost, subject to a minimum charge of $5 per account, per year requested.

The shares you purchase are held by the Fund in book form, thereby relieving you of the responsibility of providing for the safekeeping of a negotiable share certificate. The Fund will not issue share certificates.

The Fund reserves the right in its sole discretion to withdraw all or any part of the offering made by the Prospectus or to reject purchase orders when, in the judgment of Fund management, such withdrawal or rejection is in the best interest of the Fund and its shareholders.

9

The Fund reserves the right to refuse to accept orders for Fund shares unless accompanied by payment, except when a responsible person has agreed to indemnify the Fund against losses resulting from the failure of investors to make payment. If an order to purchase shares must be canceled due to non-payment, the purchaser will be responsible for any loss incurred by the Fund arising out of such cancellation. To recover any such loss, the Fund reserves the right to redeem shares owned or held by any purchaser whose order is canceled. The purchaser may also be prohibited from or restricted in placing further orders.

SALES (REDEMPTIONS).
The Fund will not be responsible for the consequences of delays that are out of its immediate control, including delays in the banking or Federal Reserve wire systems or due to disasters, terrorism or similar disruption. The Fund cannot process transaction requests that are not completed properly.

The Fund may suspend the right of redemption or postpone the date of payment beyond the normal three-day redemption period under the following conditions authorized by the 1940 Act: (1) for any period (a) during which the New York Stock Exchange is closed, other than customary weekend and holiday closing, or (b) during which trading on the New York Stock Exchange is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal of the Fund’s securities is not reasonably practical, or (b) it is not reasonably practical for the Fund to determine the fair value of its net assets; (3) under certain circumstances where certain shareholders are attempting to “time the market” (see “Market Timers” below) by purchasing and redeeming shares of the Fund on a regular basis; or (4) for such other periods as the Securities and Exchange Commission may by order permit for the protection of the Fund’s shareholders.

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund’s net asset value during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund may redeem the excess in kind. If shares are redeemed in kind, the redeeming shareholder will incur expenses converting the securities into cash and would bear any market risk until such securities are converted into cash.

MARKET TIMERS.
The Fund does not allow market timers. The Fund may refuse to sell shares to market timers and will take actions necessary to stop market timing activity, including closing any account to new purchases believed to be held by or for a market timer. You will be considered a market timer if you have (i) requested a redemption or exchange of Fund shares within 90 days of an earlier purchase or exchange request, (ii) make investments of large amounts of $1 million or more followed by a redemption or exchange request shortly after the purchase or (iii) otherwise seem to follow a timing pattern. Shares under common ownership or control are combined for these purposes.

NET ASSET VALUE.
The net asset value and offering price of shares of the Fund will be determined once daily as of the close of public trading on the New York Stock Exchange (“NYSE”) (4:00 p.m., Eastern time) on each day that the NYSE is open for trading. The Fund does not expect to determine the net asset value of its shares on any day when the NYSE is not open for trading, days on which changes in the value of portfolio securities will not materially affect the Fund’s net asset value, days during which the Fund receives no purchase or redemption orders, customary holidays and days when the national securities exchanges are not open for unrestricted trading. The Fund does not compute its net asset value on days when the New York Stock Exchange is closed or on the following customary holidays:

New Year’s Day	January 1
Martin Luther King Jr. Day	Third Monday in January
Presidents’ Day	Third Monday in February
Good Friday	Friday before Easter
Memorial Day	Last Monday in May
Independence Day	July 4
Labor Day	First Monday in September
Thanksgiving Day	Fourth Thursday in November

10

In valuing the Fund’s assets for calculating net asset value, readily marketable portfolio securities listed on a national securities exchange (including ADRs) are valued at the last sale price on the business day as of which such value is being determined. Fund securities listed on the Nasdaq Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the closing bid price on such day. Readily marketable securities traded only in the over-the-counter market and not on NASDAQ are valued at the current or last bid price. If no bid is quoted on such day, the security is valued by such method as the Board of Trustees of the Fund shall determine in good faith to reflect the security’s fair value. Debt securities with remaining maturities of 60 days or less are normally valued at amortized cost, unless the Board of Trustees determined that amortized cost does not represent fair value. Cash and receivables will be valued at their face amounts. Interest will be recorded as accrued, and dividends will be recorded on their ex-dividend date. All other assets of the Fund are valued in such manner as the Board of Trustees in good faith deems appropriate to reflect their fair value.

The net asset value per share of the Fund is calculated as follows: all liabilities incurred or accrued are deducted from the valuation of total assets which includes accrued but undistributed income; the resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

Net Assets	=	Net Asset Value per share
Shares Outstanding

Additional Purchase and Redemption Policies.

The Fund reserves the right to:

(1)
Waive or increase the minimum investment requirements or restrict the maximum investment with respect to any person or class of persons, which include shareholders that invest through any of the Fund’s special investment programs;

(2)
Cancel or change the telephone investment service, the telephone exchange service, Internet service, the automatic monthly investment plan, systematic redemption plan or monthly exchange privilege without prior notice when doing so is in the best interest of the Fund and its shareholders;

(3)	Begin charging a fee for the telephone investment service or the automatic monthly investment plan and to cancel or change these services upon 15 days written notice to you;

(4)	Begin charging a fee for the telephone service and to cancel or change the service upon 60 days written notice to you;

(5)	Begin charging a fee for the systematic redemption plan upon 30 days written notice to you;

(6)
Waive signature guarantee requirements in certain instances where it appears reasonable to do so and will not unduly affect the interests of other shareholders; the Fund may waive the signature guarantee requirement if you authorize the telephone redemption method at the same time you submit the initial application to purchase shares; and

(7)
Require signature guarantees if there appears to be a pattern of redemptions designed to avoid the signature guarantee requirement, or if the Fund has other reason to believe that this requirement would be in the best interest of the Fund and its shareholders.

11

MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS.
The Trust is governed by a Board of Trustees (“Board”), who are responsible for protecting the interests of Fund shareholders. The Trustees are experienced business persons, who meet throughout the year to oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Fund, and to review performance. The officers of the Trust are responsible for supervising the Fund’s business operations, but the Fund is managed by the Advisor, KCM, subject to the supervision and control of the Board.

The Board has reviewed and approved the Fund’s investment management contract with the Advisor. In approving this agreement, the Board examined the Advisor’s fees, the Advisor’s ability to invest on behalf of the Fund and the management, advisory and administrative services that the Advisor provides and/or obtains on behalf of the Fund. The Board also examined reports that compared the Fund’s management fees with those of similar mutual funds. In particular, the Board concluded that while the fees paid to the Advisor were higher than fees typically paid by other mutual funds, the fees were comparable to other micro-cap funds considering (1) the level of services to be provided, (2) the research intensive investing strategies that will be utilized, (3) the specialized skill required, and (4) the level of resources available to the Advisor to implement its strategies. In addition, it was noted that the management fee paid to the Advisor is used to cover the expenses of the Fund’s administrative, transfer agency and other fund expenses. After looking at all of these factors, the Board determined, that the Advisor’s fees are reasonable and that the services that the Advisor provides to the Fund meet or exceed industry standards.

In addition to receiving its fees, the Advisor benefits through its relationship with the Fund by participating in soft dollar arrangements with brokers to whom the Advisor sends Fund business orders to buy and sell securities on behalf of the Fund. These arrangements, including free research and other incentives, are customary in the industry, and the Trust’s Board periodically receives and reviews information from the Advisor regarding its soft dollar arrangements related to Fund business. In some cases, the Advisor may also receive free research and incentives via business it directs to brokers that is not Fund related. In these cases, the Fund may benefit from the soft dollar arrangement even though its business did not create the opportunity for the Advisor to participate in the arrangement.

NAME, AGE AND ADDRESS	POSITION(S) HELD WITH FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
INTERESTED TRUSTEES
Kent W. Gasaway[1] (44) 5420 West 61st Place Shawnee Mission, KS 66205	President, Treasurer and Trustee	Indefinite term and served as President and Treasurer since May 2003, and Trustee since inception.	Senior Vice President, Kornitzer Capital Management, Inc. (management company).	Eight	None

12

NAME, AGE AND ADDRESS	POSITION(S) HELD WITH FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Joseph C. Neuberger[1] (41) 615 E. Michigan Street, Milwaukee, WI 53202	Chairman and Trustee	Indefinite term and served since May 2003.	Senior Vice President, U.S. Bancorp Fund Services, LLC (1994 - present)	Eight	Trustee, MUTUALS.com (an open-end investment company with five portfolios); Trustee, Zodiac Trust (an open-end investment company with one portfolio)

1Each of these Trustees may be deemed to be an “interested person” of the Fund as that term is defined in the 1940 Act, as amended. Messrs. Neuberger and Gasaway are interested Trustees due to their employment by U.S. Bancorp Fund Services, LLC and Kornitzer Capital Management, Inc., respectively. U.S. Bancorp Fund Services, LLC is the Fund’s Registered Transfer Agent and an affiliate of the Fund’s underwriter. Kornitzer Capital Management, Inc. is the Fund’s Advisor.

NON-INTERESTED TRUSTEES
Thomas S. Case (62) 5420 West 61st Place Shawnee Mission, KS 66205	Trustee	Indefinite term and served since inception.	Retired	Eight	None
Gene M. Betts (51) 5420 West 61st Place Shawnee Mission, KS 66205	Trustee	Indefinite term and served since February 2001.	Senior Vice President and Treasurer, Sprint Corp. (telecommunications company); and formerly Senior Vice President Corporate Finance, Sprint Corp.	Eight	None
J. Gary Gradinger (59) 5420 West 61st Place Shawnee Mission, KS 66205	Trustee	Indefinite term and served since February 2001.	Chairman, President and Chief Executive Officer, Golden Star Inc. (manufacturer of textile cleaning products)	Eight	None
Philip J. Kennedy (57) 5420 West 61st Place Shawnee Mission, KS 66205	Trustee	Indefinite term and served since May 1995.	Associate Professor and Chair of Accounting, Business Administration and Entrepreneurship, Benedictine College; formerly Associate Professor, Slippery Rock University	Eight	None

13

OFFICERS
Eric W. Falkeis (29) 615 E. Michigan Street Milwaukee, WI 53202	Vice President	Indefinite term and served since May 2003.	Vice President, U.S. Bancorp Fund Services, LLC (2001-present); Assistant Vice President, U.S. Bancorp Fund Services, LLC (1997-2001); Audit Senior, PricewaterhouseCoopers LLP (1995-1997).
Katharine A. Barry (29) 615 E. Michigan Street Milwaukee, WI 53202	Vice President and Chief Compliance Officer	Indefinite term and served since May 2003.
Assistant Vice President, U.S. Bancorp Fund Services, LLC (2002-present); Officer, U.S. Bancorp Fund Services, LLC (2000-2002); Compliance Administrator, U.S. Bancorp Fund Services, LLC (1998-2000); Audit Associate, Arthur Andersen LLP (1996-1998).

Chad E. Fickett (30) 615 E. Michigan Street Milwaukee, WI 53202	Secretary	Indefinite term and served since November 2003.	Assistant Vice President, U.S. Bancorp Fund Services, LLC since July 2000.

The Trustees do not own shares of the Fund as of the date of this SAI. The following table shows the amount of equity securities in the funds comprising the entire Buffalo Fund Complex owned by the Trustees as of the calendar year ended December 31, 2003:

NAME OF TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN THE BUFFALO FUNDS
Joseph C. Neuberger	None	None
Kent W. Gasaway	None	Over $100,000
Thomas S. Case	None	$10,000-$50,000
Gene M. Betts	None	Over $100,000
J. Gary Gradinger	None	$1-$10,000
Philip J. Kennedy	None	$10,000-$50,000

AUDIT COMMITTEE.
The Trust has an Audit Committee, which assists the Board in fulfilling its duties relating to the Fund’s accounting and financial reporting practices, and also serves as a direct line of communication between the Board and the independent auditors. The Audit Committee is comprised of Messrs. Case, Betts, Gradinger and Kennedy, the Trust’s Independent Trustees. The specific functions of the Audit Committee include recommending the engagement or retention of the independent auditors, reviewing with the independent auditors the plan and results of the auditing engagement, approving professional services provided by the independent auditors prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent auditors, reviewing the scope and results of the Fund’s procedures for internal auditing, and reviewing the Fund’s system of internal accounting controls.

14

COMPENSATION.
The Fund does not directly compensate any interested Trustee or Fund officer for their normal duties and services. Mr. Gasaway and Mr. Neuberger, who are interested Trustees due to their employment with the Fund’s Advisor and U.S. Bancorp Fund Services, LLC, respectively, are compensated by those organizations and not by the Fund. U.S. Bancorp Fund Services, LLC is an affiliate of the Fund’s underwriter. The fees of the Independent Trustees, including travel and other expenses related to the Board meetings, are paid by the Advisor pursuant to the provisions of the Fund’s Management Agreements.

Each Independent Trustee receives an annual retainer of $3,000, plus $125 for each Trust Board meeting attended. The Trust’s Board generally meets four times each year. The following chart sets forth the Trustees’ annual compensation, all of which is paid by the Advisor.

Name of Person, Position	Aggregate Compensation from the Fund[1]	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from the Fund and Fund Complex[2] (eight investment companies) Paid to Trustees
Joseph C. Neuberger, Trustee and Chairman	-0-	-0-	-0-
Kent W. Gasaway, Trustee, Treasurer and President	-0-	-0-	-0-
Thomas S. Case, Trustee	$3,500	-0-	$3,500
Gene M. Betts, Trustee	$3,500	-0-	$3,500
J. Gary Gradinger, Trustee	$3,500	-0-	$3,500
Philip J. Kennedy, Trustee	$3,500	-0-	$3,500
1 As the Fund is new, these figures represent estimates for the current fiscal period ending March 31, 2005, and represent the estimated aggregate annual compensation for service on each Board within the Fund Complex.
2 The Fund Complex is currently comprised of eight separate investment companies with multiple boards of directors/trustees.

INVESTMENT ADVISOR, MANAGER AND PRINCIPAL UNDERWRITER.
Kornitzer Capital Management, Inc. (“KCM”) serves as the Fund’s investment advisor and manager. KCM is a federally registered investment advisory firm that was founded in 1989. It currently manages approximately $4 billion in assets for mutual funds, corporations, pensions and individuals. In addition to serving as the Buffalo Funds’ Advisor, KCM serves as sub-advisor to the AFBA 5 Star Funds, a family of mutual funds sponsored by the Armed Forces Benefit Association with objectives and policies substantially similar to the Buffalo Funds.

KCM is a closely held corporation controlled by persons who are active in the management of the firm’s business. John C. Kornitzer is the majority stockholder of the firm and serves as the firm’s President and Chairman of KCM’s Board of Directors. Kent W. Gasaway, Robert Male, Susan McElwain and John C. Kornitzer each own more than 5% of the firm.

U.S. Bancorp Fund Services, LLC is the transfer and fund accounting agent for the Fund. Certain officers and Trustees of the Trust are also officers or directors of KCM or U.S. Bancorp Fund Services, LLC. U.S. Bancorp Fund Services, LLC is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Quasar Distributors, LLC (the “Distributor”), 615 E. Michigan Street, Milwaukee, Wisconsin 53202, a Delaware limited liability company, is the principal underwriter for the shares of the Fund. Quasar Distributors, LLC is a registered broker-dealer and member of the National Association of Securities Dealers. The Distributor is an affiliate of U.S. Bancorp Fund Services, LLC.

As compensation for its services, the Fund pays KCM a fee at the annual rate of one and one quarter percent (1.45%) of the Fund’s average daily net assets. KCM pays U.S. Bancorp Fund Services, LLC a fee of 45/100 of 1% (.45%) of the Fund’s average daily net assets out of the fees KCM receives from the Fund. Both KCM’s and U.S. Bancorp Fund Services, LLC’s fees are computed daily and the Fund pays KCM’s fees monthly.

15

CODE OF ETHICS.
The Fund, the Advisor and the Distributor have each adopted a code of ethics, as required by federal securities laws. Under each code of ethics, persons who are designated as access persons may engage in personal securities transactions, including transactions involving securities that may be purchased or sold by the Fund, subject to certain general restrictions and procedures. Each code of ethics contains provisions designed to substantially comply with the recommendations contained in the Investment Company Institute’s 1994 Report of the Advisory Group on Personal Investing. The codes of ethics are on file with the SEC.

CUSTODIAN.
U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, is the Custodian of the Fund’s investments. The Custodian acts as the Fund’s depository, safe-keeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties.

INDEPENDENT AUDITORS.
The Fund’s financial statements are audited by independent auditors approved by the Trustees each year, and in years in which an annual meeting is held the Trustees may submit their selection of independent auditors to the shareholders for ratification. Ernst & Young LLP, One Kansas City Place, 1200 Main Street, Suite 2000, Kansas City, Missouri 64105, is the Fund’s current auditor.

ADMINISTRATOR.
The Fund has retained U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202, to provide various administrative and accounting services necessary for the operations of the Trust and the Fund. Services provided by the Administrator include: facilitating general Fund management; monitoring Fund compliance with federal and state regulations; supervising the maintenance of the Fund’s general ledger, the preparation of the Fund’s financial statements, the determination of the net asset value of the Fund’s assets and the declaration and payment of dividends and other distributions to shareholders; and preparing specified financial, tax and other reports.

TRANSFER AGENT.
U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, is the Transfer Agent for the Fund. The Transfer Agent performs shareholder service functions such as maintaining the records of each shareholder’s account, answering shareholders’ inquiries concerning their accounts, processing purchase and redemptions of the Fund’s shares, acting as dividend and distribution disbursing agent and performing other accounting and shareholder service functions.

CONTROL PERSONS, PRINCIPAL HOLDERS AND MANAGEMENT OWNERSHIP OF THE FUND

A principal shareholder is any person who owns of record or beneficially owns 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. As the Fund is new, as of the date of this SAI, there were no principal shareholders nor control persons of the Fund. The Trustees and officers of the Trust as a group did not own more than 1% of the outstanding shares of the Fund. Furthermore, neither the Trustees who are “not interested” persons of the Fund, as that term is defined in the 1940 Act, nor members of their immediate family, own securities beneficially or of record in the Advisor, the Distributor or any affiliate of the Advisor or the Distributor. Accordingly, neither the Trustees who are “not interested” persons of the Fund nor members of their immediate family, have direct or indirect interest, the value of which exceeds $60,000, in the Advisor, the Distributor or any of their affiliates. In addition, as of December 31, 2003, neither the Trustees who are “not interested” persons of the Fund nor members of their immediate family have conducted any transactions (or series of transactions) in which the amount involved exceeds $60,000 and to which the Advisor, the Distributor or their affiliates.

16

DISTRIBUTIONS AND TAXES

Distributions of net investment income. The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to shareholders. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you take the income in cash or in additional shares.

Distributions of capital gains. The Fund may derive capital gains and losses in connection with sales or other dispositions of its securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term gain, regardless of how long you have held your shares in the Fund. Any net capital gains realized by the Fund generally will be distributed once each year, but they may be distributed more frequently, if necessary to reduce or eliminate excise or income taxes on the Fund.

Information on the tax character of distributions. The Fund will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Election to be taxed as a regulated investment company. The Fund intends to elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, the Fund generally does not pay federal income tax on the income and gains it distributes to you. The Board reserves the right not to maintain the Fund’s qualification as a regulated investment company, if it determines such course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the Fund’s earnings and profits.

Excise tax distribution requirements. To avoid federal excise taxes, the Internal Revenue Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these amounts in December (or in January that are treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemption of Fund shares. Redemptions, including redemptions in-kind, and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange your Fund shares for shares of a different Buffalo Fund, the IRS will require that you report a gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

Beginning after the year 2005 (2000 for certain shareholders), gain in a sale or redemption of Fund shares held for more than five years may be subject to a reduced rate of tax. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares. All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund, through reinvestment of dividends or otherwise, within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

U.S. government obligations. Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a mutual fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

17

Dividends-received deduction for corporations. The Fund may pay dividends that may qualify for the dividends-received deduction for corporate shareholders. Qualifying dividends generally are limited to dividends of domestic corporations. In some circumstances, a corporation may be allowed to deduct these qualified dividends, thereby reducing the tax that it would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by the Fund as eligible for this treatment. All dividends, including the deducted portion, must be included in a corporation’s calculation of alternative minimum taxable income.

Investment in complex securities. The Fund may invest in complex securities, such as covered call options, which could affect whether gains and losses it recognizes are treated as ordinary income or capital gains. The Fund may also invest in securities issued or purchased at a discount, such as zero coupon securities, that could require them to accrue and distribute income not yet received. In order to generate sufficient cash to make these distributions, the Fund could be required to sell securities they otherwise would have continued to hold. These rules could affect the amount, timing and/or tax character of income distributed to shareholders.

FINANCIAL STATEMENTS

As the Fund has recently commenced operations, there are no financial statements available at this time. Shareholders of the Fund will be informed of the Fund’s progress through periodic reports when those reports become available. Financial statements certified by independent auditors will be submitted to shareholders at least annually.

GENERAL INFORMATION AND HISTORY

The Trust was organized as a Delaware statutory trust (“Business Trust”) on February 14, 2001 and is registered as an investment company under the 1940 Act. The Fund is a series of the Trust. An unlimited number of shares of beneficial interest in the Trust were issued for this Fund. All shares of the Fund have the same rights and privileges as other shares of the Fund. Each full and fractional share issued and outstanding has (1) equal voting rights with respect to matters that affect the Fund and (2) equal dividend, distribution and redemption rights to the assets of the Fund. Shares when issued are fully paid and non-assessable. The Trust may create additional series from time to time. Shareholders do not have pre-emptive or conversion rights.

Non-cumulative voting. Shares of the Fund has non-cumulative voting rights, which means that the holders of 50% of the shares voting for the election of Trustees can elect 100% of the Trustees, if they choose to do so, and in such event, the holders of the remaining less than 50% of the shares voting will not be able to elect any Trustees.

Shareholder meetings. The Fund will not hold annual meetings except as required by the 1940 Act and other applicable laws.

The Fund has undertaken that its Trustees will call a meeting of shareholders if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of the Fund.

PROXY VOTING POLICIES AND PROCEDURES

The Fund delegates all proxy voting decisions regarding the Fund’s securities to Kornitzer Capital Management, Inc. (“KCM”), the Fund’s investment advisor. As a result, the Advisor’s proxy voting policies and procedures govern how the Fund’s proxies are voted.

KCM’s authority to vote proxies or act with respect to other shareholder actions is established through the delegation of discretionary authority under its investment advisory contract. KCM will vote all proxies and act on all other actions in a timely manner as part of its full discretionary authority over Fund assets in accordance with the Advisor’s Policies and Procedures. Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions.

18

When voting proxies or acting with respect to corporate actions for the Fund, KCM’s utmost concern is that all decisions be made solely in the best interest of the Fund and its shareholders. KCM will act in a prudent and diligent manner intended to enhance the economic value of the assets of the Fund.

A proxy voting committee makes all proxy decisions and is ultimately responsible for ensuring that all proxies received by KCM are voted in a timely manner and in a manner consistent with KCM’s determination of the Fund’s best interests.

Where a proxy proposal raises a material conflict between KCM’s interests and the Fund’s interest, the Advisor will resolve such a conflict in the manner described below:
  Vote in Accordance with the Guidelines. To the extent that KCM has little or no discretion to deviate from the Guidelines with respect to the proposal in question, the Advisor shall vote in accordance with such pre-determined voting policy.
  Obtain Consent of Trustees. To the extent that KCM has discretion to deviate from the Guidelines with respect to the proposal in question, the Advisor will disclose the conflict to the Fund’s Trustees and obtain their consent to the proposed vote prior to voting the securities. The disclosure to the Board will include sufficient detail regarding the matter to be voted on and the nature of KCM’s conflict that the Board would be able to make an informed decision regarding the vote. If the Board does not respond to such a conflict disclosure request or denies the request, KCM will abstain from voting the securities held by that client’s account.
KCM will generally vote against any management proposal that is not deemed to be in the shareholders’ best interests. Proposals in this category would include issues regarding the issuer’s Board entrenchment, anti-takeover measures, providing cumulative voting rights and election of directors who sit on more than five boards.

Proxies will normally be voted with management on routine proposals that do not change the structure, bylaws, or operations of the corporation to the detriment of its shareholders, such as election of auditors, date and place of annual meeting and reasonable Employee Stock Purchase Plans. Some proxy decisions may be made on a case-by-case basis.

A description of the Fund/Advisor’s proxy voting procedures is available without charge upon request, by calling 1-800-492-8332 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Anti-Money Laundering Program. The Fund is required to comply with various federal anti-money laundering laws and regulations. Consequently, the Fund may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a government agency. In addition, pursuant to the Fund’s Customer Identification Program, the Fund’s Transfer Agent will complete a thorough review of all new opening account applications and will not transact business with any person or entity whose identity cannot be adequately verified.

19

Appendix-Ratings Information.

Bond Ratings.

S&P	MOODY’S	DESCRIPTIONS
AAA	Aaa	These are the highest ratings assigned by S&P and Moody’s to a debt obligation. They indicate an extremely strong capacity to pay interest and repay principal.
AA	Aa	Debt rated in this category is considered to have a very strong capacity to pay interest and repay principal and differs from AAA/Aaa issues only in a small degree.
A	A
Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB	Baa
Debt rated BBB/Baa is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories. Debt rated below BBB/Baa is regarded as having significant speculative characteristics.

BB	Ba
Debt rated BB/Ba has less near-term vulnerability to default than other speculative issues. But it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB-/Baa3 rating.

B	B
Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB/Ba or BB-/Ba3 rating.

CCC	Caa
Debt rated CCC/Caa has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC/Caa rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-/B3 rating.

CC	Ca	The rating CC/Ca typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC/Caa rating.
C	C
The rating C typically is applied to debt subordinated to senior debt, which is assigned an actual or implied CCC/Caa3 debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI	N/A	The rating CI is reserved for income bonds on which no interest is being paid.
D	D
Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of bankruptcy petition if debt service payments are jeopardized.

To provide more detailed indications of credit quality, the Standard & Poor’s ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories. Similarly, Moody’s adds numerical modifiers (1,2,3) to designate relative standing within its major bond rating categories. Pitch Investors Service, Inc. also rates bonds and uses a ratings system that is substantially similar to that used by Standard & Poor’s. With regard to S&P’s ratings, bonds rated BB, B, CCC and CC are usually considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

20

Commercial Paper Ratings.

S&P	MOODY’S	DESCRIPTION
A-1	Prime-1 (P-1)	This rating indicates that the degree of safety regarding timely payments is strong. Standard & Poor’s rates those issues determined to possess extremely strong safety characteristics as A-1+.
A-2	Prime-2 (P-2)
Capacity for timely payment on commercial paper is satisfactory, but the relative degree of safety is not as high as for issues designated A-1. Earnings trends and coverage ratios, while sound will be more subject to variation. Capitalization characteristic while still appropriated, may be more affected by external conditions. Ample alternate liquidity is maintained.

A-3	Prime-3 (P-3)	Satisfactory capacity for timely repayment. Issues that carry this rating are somewhat more vulnerable to the adverse changes in circumstances than obligations carrying the higher designations.
B	N/A	Issues rated “B” are regarded as having only an adequate capacity for timely payment. Furthermore, such capacity may be damaged by changing conditions or short-term adversities.
C	N/A	This rating is assigned to short-term debt obligations with a doubtful capacity for payment.
D	N/A	This rating indicates that the issuer is either in default or is expected to be in default upon maturity.
Moody’s commercial paper rating is an opinion of the ability of an issuer to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s only rating, prime, means that it believes that the commercial paper note will be redeemed as agreed. The criteria used by Moody’s for rating a commercial paper issuer under this graded system include, but are not limited to the following factors: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. S&P’s commercial paper rating is a current assessment of the likelihood of timely repayment of debt having an original maturity of no more than 270 days.

21